SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2018

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	Commission File Number	(IRS Employer
Incorporation or Organization		Identification No.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed to update our Current Report on Form 8-K filed on October 12, 2018 (the “Original Report”), as previously amended on November 5, 2018 (“Amendment No. 1”).  The purpose of this amendment is to amend and supplement the disclosure provided in Item 8.01 of the Original Report and Amendment No. 1 to reflect additional developments related to the Interim Award issued by the arbitrators on October 5, 2018 in the ongoing arbitration between our subsidiary, J.B. Hunt Transport, Inc., and BNSF Railway Company (“BNSF”).  Except as otherwise provided herein, the other disclosures made in the Original Report and Amendment No. 1 remain unchanged.

This Current Report on Form 8-K/A contains forward-looking statements regarding anticipated charges to our fourth quarter 2018 earnings, which are based on information currently available. Actual results may differ materially from those currently anticipated due to a number of factors, including, but not limited to, future developments in the arbitration between our subsidiary and BNSF and other factors discussed in Item 1A of our Annual Report filed on Form 10-K for the year ended December 31, 2017. We assume no obligation to update any forward-looking statement to the extent we become aware that it will not be achieved for any reason.

ITEM 8.01.         OTHER EVENTS.

On December 7, 2018, the arbitrators issued a Clarified Interim Award. Subsequent to the initial Interim Award of October 5, 2018, both parties made additional submissions to the arbitration panel (panel) that resulted in the Clarified Interim Award regarding certain issues related to determining the revenue division between the parties. The parties have been instructed to make further submissions on the revenue divisions as well as other confidential issues raised during the arbitration process so that the panel can issue an appropriate interim and/or final award regarding all issues raised during the proceeding. JBHT will record pretax charges for contingent liabilities in the fourth quarter 2018 of $89.4 million claimed by the BNSF for the period May 1, 2016 through December 31, 2017 and $44.6 million for the period January 1, 2018 through December 31, 2018, for a total of $134.0 million or $0.93 per diluted share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 13th day of December 2018.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration and Chief Financial Officer
(Principal Financial Officer)